UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2014

CLEARBRIDGE

EQUITY INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide a high level of current income. Long-term capital appreciation is its secondary objective.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Equity Income Fund for the twelve-month reporting period ended December 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 30, 2015

II	ClearBridge Equity Income Fund

Investment commentary

Economic review

Despite weakness in early 2014, the U.S. economy expanded at a solid pace during the twelve months ended December 31, 2014 (the “reporting period”). The U.S. Department of Commerce reported that in the first quarter of 2014, U.S. gross domestic product (“GDP”)i contracted 2.1%. This was the first negative GDP report in three years and partially attributed to severe winter weather. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%. The rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. The economy then gained further momentum as third quarter GDP growth was 5.0%, its strongest reading since the third quarter of 2003. This was driven by contributions from PCE, exports, nonresidential fixed investment and government spending. After the reporting period ended, the U.S. Department of Commerce’s initial estimate showed that fourth quarter 2014 GDP growth was 2.6%. Moderating growth was due to several factors, including an upturn in imports, a downturn in federal government spending and decelerations in nonresidential fixed investment and in exports.

The U.S. manufacturing sector was another tailwind for the economy. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, but generally rose over the next several months, reaching a high of 59.0 in August, its best reading since March 2011. While the PMI dipped to 56.6 in September, it rose back to 59.0 in October. Manufacturing activity then moderated over the last two months of the year and the PMI was 55.5 in December. However, for 2014 as a whole the PMI averaged 55.8, the best annual reading since 2010.

The improving U.S. job market was another factor supporting the overall economy during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.6%. Unemployment generally declined throughout the reporting period and reached a low of 5.6% in December 2014, the lowest level since June 2008.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of

ClearBridge Equity Income Fund	III

Investment commentary (cont’d)

$40 billion per month rather than $45 billion per month.” At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. During its last meeting of the year that concluded on December 17, 2014, the Fed said that “Based on its current assessment, the Committee judges that it can be patient …to maintain the 0 to 1/4 percent target range for the federal funds rate for a considerable time….” Finally, at its meeting that ended on January 28, 2015, after the reporting period ended, the Fed said “Based on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 30, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	ClearBridge Equity Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to provide a high level of current income with a secondary objective of long-term capital appreciation. We believe that high-quality companies with strong balance sheets coupled with strong dividend profiles are attractive candidates for long-term investment. Our philosophy tends to focus on identifying companies that demonstrate industry leadership and operate in industries with attractive financial characteristics. We typically emphasize dividend-paying equity securities, with a focus placed upon current dividend levels as well as dividend growth over time. The Fund may invest in issuers of any size.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other investments with similar economic characteristics. A significant portion of the Fund’s portfolio will consist of equity securities that pay dividends.

The Fund may invest up to 50% of its net assets in equity securities of foreign issuers, either directly or through depository receipts. The foreign issuers in which the Fund may invest include issuers that are organized outside the United States and conduct their operations in the United States and other countries (commonly known as “multi-national companies”) and other foreign issuers with market capitalizations generally of at least $10 billion.

The Fund may invest in fixed-income securities (up to 20% of the Fund’s net assets) when we believe such securities provide attractive income opportunities. Currently the Fund has relatively little invested in fixed income as we generally believe there are currently better opportunities in equities

Q. What were the overall market conditions during the Fund’s reporting period?

A. As stocks advanced, Treasury yields dropped and commodity prices tumbled during the year in which the market focused on corporate performance, improving U.S. economic reports, the Federal Reserve Board (“Fed”)i, Mergers & Acquisitions (“M&A”) activity and escalating geopolitical tensions. Each major index posted double-digit returns, with the S&P 500 Indexii and NASDAQ Composite Indexiii gaining 13.69% and 14.83%, respectively, trailed by the Dow Jones Industrial Average (“DJIA”)iv which added 10.04%. Small-caps lagged, as measured by the Russell 2000 Indexv, which was up only 4.89% during the year. Within the S&P 500 Index, the Energy sector lost 7.8% and was the only group in the red, while Health Care; Utilities and Information Technology led the advancing sectors with gains between 20% and 30%.

U.S. gross domestic product (“GDP”)vi contracted at an annualized rate of 2.1% in the first quarter of 2014, largely due to harsh weather conditions — the first economic contraction since 2011 and the worst decline in five years. However, the economy rebounded with GDP growth expanding at annualized rates of 4.6% and 5.0% in the second and third quarters of 2014, respectively, for the strongest back-to-back quarters since 2003. U.S. employers added more than 200K non-farm jobs in each month other than January 2014, and November’s 321K jobs added was the strongest gain in three years. The

ClearBridge Equity Income Fund 2014 Annual Report	1

Fund overview (cont’d)

unemployment rate declined from 6.7% in December 2013 to 5.6% in December 2014.

The Fed reduced bond purchases by $10 billion each month during the year and closed out the quantitative easing program in October 2014. Throughout the year the Fed began to lay the groundwork for an eventual increase in the discount rate and the ultimate return to a more normal interest rate policy.

U.S. corporations posted impressive earnings reports in aggregate throughout the year, with the majority topping Street expectations. Additionally, several retailers announced incrementally positive outlooks for the holiday season, indicating that lower gas prices could be providing a tailwind for consumer spending heading into 2015. Meanwhile, the market saw a plethora of M&A activity as management teams took advantage of low borrowing rates and in some cases sought foreign targets to “invert” their corporations and thereby lower their tax rates. In two of the biggest domestic deals of the year, Halliburton officially agreed to acquire peer oil services company Baker Hughes for $35 billion and Actavis PLC agreed to pay nearly $66 billion for Botox-manufacturer Allergan. The slew of deals driven by tax-inversion strategies ultimately prompted the U.S. Treasury to propose regulatory changes to discourage the practice, causing AbbVie Inc. to reverse plans to acquire Ireland-based peer Shire PLC for $54 billion. Meanwhile, shares of Chinese e-commerce giant Alibaba became public in one of the largest Initial Public Offerings (“IPOs”) in history, currently valued higher than $250 billion.

Overseas, violent protests in the Ukraine led to the ouster of President Viktor Yanukovych, followed by Crimean voters electing to secede from Ukraine in a snap referendum in hopes of joining the Russian Federation. Russian President Vladimir Putin officially approved this annexation in the face of denunciations from U.S. President Barack Obama and European heads of state. Separatist leaders pushed for similar referendums in Eastern Ukraine while pro-Russian militants began taking control of Ukrainian cities along the Russian border. The situation in Eastern Europe remains volatile despite attempts for a ceasefire between the Ukrainian government and rebel forces.

Oil prices moved from front and center towards the end of the year as they plunged from over $100 to $50 per barrel, the lowest level since 2008. Both the Organization of the Petroleum Exporting Countries (“OPEC”) and the International Energy Agency (“IEA”) cut their demand forecasts for 2015, while OPEC members refused to cut production to ease the global glut. Saudi Arabia also cut the price to its U.S. oil customers, reinforcing its plan to maintain market share rather than support prices.

Q. How did we respond to these changing market conditions?

A. When revisiting 2013’s year-end commentary, it strikes us that so much of what we wrote a year ago still applies. However, 2014 did bear some big economic surprises. Although we were not in the camp of those expecting significant increases in rates, we were pleasantly surprised by the actual drop in longer term rates, which fell sharply. That confounded many who expected rates to rise, and offered support for stock prices, as over a third of the stocks in the S&P 500 Index yielded more than 10-Year Treasuries.

2	ClearBridge Equity Income Fund 2014 Annual Report

That helped drive market gains roughly twice as much as we had expected. The second great surprise of the year was the sharp collapse in oil prices. For the global economy, lower prices are a positive as they benefit consumers and every industry save for the oil industry. For the United States, the impact of lower oil prices is more nuanced. Consumers benefit and manufacturing benefits, but the Energy industry has been a strong driver of job growth. For financial markets, moves like this one can be troublesome — as sharp, unexpected declines often unearth previously unforeseen risks. On balance, however, we judge the huge drop in prices to be a net positive for the U.S. economy.

The outlook for 2015 remains unchanged to what we discussed a year ago. We continue to worry about geopolitical factors that the markets have ignored. The instability throughout the Mideast and Russia seems to have been overshadowed by a sense of financial invulnerability stemming from central banks’ actions. Clearly, the Fed remains more concerned with potential deflation than inflation. More than five years have passed since the crisis, and it is unsettling that so much of the world economy depends on central bank actions. Rising capital markets ought to reflect strong underlying economic activity, not central bank manipulation. The very low cost of money has resulted in some excesses as the availability of cheap money enabled large amounts of leverage to be used in markets. We will be watching for signs of excess in stocks. In our opinion, we expect dividends will continue to be significant contributors to returns.

Over the year we owned what we believe to be high-quality companies with the ability to pay a rising stream of dividends, and we saw no significant reasons to change that approach during the period.

Performance review

For the twelve months ended December 31, 2014, Class A shares of ClearBridge Equity Income Fund, excluding sales charges, returned 12.81%. The Fund’s unmanaged benchmark, the Russell 3000 Value Indexvii, returned 12.70% for the same period. The Lipper Equity Income Funds Category Average1 returned 9.76% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 483 funds in the Fund’s Lipper category, and excluding sales charges.

ClearBridge Equity Income Fund 2014 Annual Report	3

Fund overview (cont’d)

Performance Snapshot as of December 31, 2014 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Equity Income Fund:
Class 1[1]	5.79%	13.11%
Class A	5.64%	12.81%
Class B2	5.26%	11.91%
Class C	5.23%	12.03%
Class FI	5.56%	12.70%
Class R	5.43%	12.40%
Class I	5.79%	13.18%
Class IS	5.78%	13.21%
Russell 3000 Value Index	4.39%	12.70%
Lipper Equity Income Funds Category Average[3]	2.28%	9.76%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2014, the gross total annual operating expense ratios for Class 1, Class A, Class B, Class C, Class FI, Class R, Class I and Class IS shares were 0.91%, 1.18%, 1.88%, 1.86%, 1.32%, 1.71%, 0.86% and 1.06%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.20% for Class A shares, 2.20% for Class B shares, 2.00% for Class C shares, 1.25% for Class FI shares, 1.50% for Class R shares and 1.00% for Class I shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares and total annual fund operating expenses for Class 1 shares

[1]

Effective July 27, 2007, Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[3]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 506 funds for the six-month period and among the 483 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	ClearBridge Equity Income Fund 2014 Annual Report

are not expected to exceed total annual fund operating expenses for Class A shares. These arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund had positive returns in each economic sector other than Energy and Telecommunication Services during the reporting period. The greatest contributions to returns came from the Industrials, Financials and Information Technology (“IT”) sectors. Relative to the benchmark, overall stock selection contributed to performance, particularly within the Industrials, Consumer Discretionary and Energy sectors. In terms of sector allocation, the Fund’s underweight in Energy and overweight position in Utilities also contributed.

In terms of individual Fund holdings, leading contributors to performance for the period included Union Pacific Corp., Berkshire Hathaway Inc., UnitedHealth Group Inc., Time Warner Inc. and Microsoft Corp.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, the Fund’s overall sector allocation detracted from performance for the period. In particular, the Fund’s cash balance dragged on relative returns, as did the Fund’s overweight in Industrials and underweight in Health Care.

In terms of individual Fund holdings, leading detractors from performance for the period included Freeport-McMoRan Inc., General Electric Co, Exxon Mobil Corp., Honda Motor Co. Ltd. and Chevron Corp.

Q. Were there any significant changes to the Fund during the reporting period?

A. Over the course of the reporting period we established a number of new positions, with some of the largest in American Express Co., Blackstone Group LP, C.H. Robinson Worldwide Inc., Amgen Inc. and Exelon.

We also closed a number of existing positions, most notably American Electric Power Co. Inc., AstraZeneca PLC, Target Corp., Cisco Systems Inc. and Honda Motor Co., Ltd.

Thank you for your investment in ClearBridge Equity Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

ClearBridge Equity Income Fund 2014 Annual Report	5

Fund overview (cont’d)

Sincerely,

Michael Clarfeld, CFA

Portfolio Manager

ClearBridge Investments, LLC

Harry D. “Hersh” Cohen

Portfolio Manager

ClearBridge Investments, LLC

Peter Vanderlee, CFA

Portfolio Manager

ClearBridge Investments, LLC

January 20, 2015

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. Real estate investment trusts (“REITs”) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks. Investments in fixed-income securities are subject to interest rate, credit, inflation and reinvestment risks, and possible loss of principal. As interest rates rise, the value of fixed-income securities falls. Dividends are not guaranteed, and a company may reduce or eliminate its dividend at any time. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2014 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of December 31, 2014 were: State Street Institutional Liquid Reserves Fund, Premier Class (4.5%), Berkshire Hathaway Inc., Class B Shares (3.3%), Union Pacific Corp. (2.4%), 3M Co. (2.4%), Exxon Mobil Corp. (2.4%), American Express Co. (2.4%), Time Warner Inc. (2.2%), General Electric Co. (2.2%), American Tower Corp. (2.2%) and Microsoft Corp. (2.2%). Please refer to pages 13 through 17 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2014 were: Industrials (16.5%), Financials (15.9%), Consumer Staples (10.4%), Information Technology (9.4%) and Health Care (8.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	ClearBridge Equity Income Fund 2014 Annual Report

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

iv

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

[v]

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

vii

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ClearBridge Equity Income Fund 2014 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2014 and December 31, 2013. The Fund is actively managed. As a result the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

8	ClearBridge Equity Income Fund 2014 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2014 and held for the six months ended December 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	5.79%	$1,000.00	$1,057.90	0.85%	$4.41	Class 1	5.00%	$1,000.00	$1,020.92	0.85%	$4.33
Class A	5.64	1,000.00	1,056.40	1.14	5.91	Class A	5.00	1,000.00	1,019.46	1.14	5.80
Class B	5.26	1,000.00	1,052.60	1.84	9.52	Class B	5.00	1,000.00	1,015.93	1.84	9.35
Class C	5.23	1,000.00	1,052.30	1.84	9.52	Class C	5.00	1,000.00	1,015.93	1.84	9.35
Class FI	5.56	1,000.00	1,055.60	1.22	6.32	Class FI	5.00	1,000.00	1,019.06	1.22	6.21
Class R	5.43	1,000.00	1,054.30	1.50	7.77	Class R	5.00	1,000.00	1,017.64	1.50	7.63
Class I	5.79	1,000.00	1,057.90	0.81	4.20	Class I	5.00	1,000.00	1,021.12	0.81	4.13
Class IS	5.78	1,000.00	1,057.80	0.81	4.20	Class IS	5.00	1,000.00	1,021.12	0.81	4.13

ClearBridge Equity Income Fund 2014 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

10	ClearBridge Equity Income Fund 2014 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class B	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/14	13.11%	12.81%	11.91%	12.03%	12.70%	12.40%	13.18%	13.21%
Five Years Ended 12/31/14	N/A	14.10	13.48	13.24	N/A	N/A	14.45	N/A
Ten Years Ended 12/31/14	N/A	7.10	6.65	6.29	N/A	N/A	7.44	N/A
Inception* through 12/31/14	13.78	—	—	—	13.08	16.22	—	14.71

With sales charges[2]	Class 1	Class A	Class B	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/14	13.11%	6.34%	6.91%	11.03%	12.70%	12.40%	13.18%	13.21%
Five Years Ended 12/31/14	N/A	12.76	13.35	13.24	N/A	N/A	14.45	N/A
Ten Years Ended 12/31/14	N/A	6.46	6.65	6.29	N/A	N/A	7.44	N/A
Inception* through 12/31/14	13.78	—	—	—	13.08	16.22	—	14.71

Cumulative total returns
Without sales charges[1]
Class 1 (Inception date of 4/29/11 through 12/31/14)	60.74%
Class A (12/31/04 through 12/31/14)	98.50
Class B (12/31/04 through 12/31/14)	90.33
Class C (12/31/04 through 12/31/14)	83.99
Class FI (Inception date of 5/16/13 through 12/31/14)	22.18
Class R (Inception date of 2/2/12 through 12/31/14)	54.92
Class I (12/31/04 through 12/31/14)	104.86
Class IS (Inception date of 4/10/13 through 12/31/14)	26.78

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred; Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class 1, A, B, C, FI, R, I and IS shares are April 29, 2011, November 6, 1992, September 16, 1985, June 15, 1998, May 16, 2013, February 2, 2012, February 7, 1996 and April 10, 2013 respectively.

ClearBridge Equity Income Fund 2014 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of ClearBridge Equity Income Fund vs. Russell 3000 Value Index† —
December 2004 - December 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of ClearBridge Equity Income Fund on December 31, 2004, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2014. The hypothetical illustration also assumes a $10,000 investment in the Russell 3000 Value Index. The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class A shares’ performance indicated on this chart, depending on whether greater or lesser charges and fees were incurred by shareholders investing in the other classes.

12	ClearBridge Equity Income Fund 2014 Annual Report

Schedule of investments

December 31, 2014

ClearBridge Equity Income Fund

Security	Shares	Value
Common Stocks — 90.9%
Consumer Discretionary — 7.0%
Media — 4.9%
Comcast Corp., Special Class A Shares	2,262,610	$130,247,145
Time Warner Inc.	1,608,980	137,439,072
Walt Disney Co.	356,280	33,558,013
Total Media		301,244,230
Specialty Retail — 2.1%
Home Depot Inc.	1,257,020	131,949,389
Total Consumer Discretionary		433,193,619
Consumer Staples — 10.4%
Beverages — 1.9%
Anheuser-Busch InBev NV, ADR	651,490	73,175,357
PepsiCo Inc.	500,000	47,280,000
Total Beverages		120,455,357
Food & Staples Retailing — 2.7%
Costco Wholesale Corp.	371,070	52,599,173
Wal-Mart Stores Inc.	1,303,190	111,917,957
Total Food & Staples Retailing		164,517,130
Food Products — 1.9%
Nestle SA, ADR	1,650,000	120,367,500
Household Products — 3.9%
Kimberly-Clark Corp.	1,062,330	122,741,608
Procter & Gamble Co.	1,276,010	116,231,751
Total Household Products		238,973,359
Total Consumer Staples		644,313,346
Energy — 8.1%
Energy Equipment & Services — 2.1%
Schlumberger Ltd.	1,479,760	126,386,302
Oil, Gas & Consumable Fuels — 6.0%
Chevron Corp.	851,509	95,522,280
Exxon Mobil Corp.	1,586,439	146,666,285
Occidental Petroleum Corp.	427,430	34,455,132
Spectra Energy Corp.	2,657,550	96,469,065
Total Oil, Gas & Consumable Fuels		373,112,762
Total Energy		499,499,064
Financials — 14.1%
Capital Markets — 1.0%
BlackRock Inc.	172,960	61,843,578

See Notes to Financial Statements.

ClearBridge Equity Income Fund 2014 Annual Report	13

Schedule of investments (cont’d)

December 31, 2014

ClearBridge Equity Income Fund

Security	Shares	Value
Consumer Finance — 2.4%
American Express Co.	1,575,000	$146,538,000
Diversified Financial Services — 3.3%
Berkshire Hathaway Inc., Class B Shares	1,345,300	201,996,795	*
Insurance — 3.6%
MetLife Inc.	2,112,385	114,258,905
Travelers Cos. Inc.	1,018,810	107,841,038
Total Insurance		222,099,943
Real Estate Investment Trusts (REITs) — 3.4%
American Tower Corp.	1,357,560	134,194,806
Weyerhaeuser Co.	2,200,000	78,958,000
Total Real Estate Investment Trusts (REITs)		213,152,806
Thrifts & Mortgage Finance — 0.4%
People’s United Financial Inc.	1,668,830	25,332,839
Total Financials		870,963,961
Health Care — 8.5%
Biotechnology — 1.3%
Amgen Inc.	502,780	80,087,826
Health Care Equipment & Supplies — 0.3%
Halyard Health Inc.	432,791	19,679,007	*
Health Care Providers & Services — 1.8%
UnitedHealth Group Inc.	1,108,190	112,026,927
Pharmaceuticals — 5.1%
Johnson & Johnson	1,155,547	120,835,550
Merck & Co. Inc.	1,468,180	83,377,942
Pfizer Inc.	3,432,350	106,917,702
Total Pharmaceuticals		311,131,194
Total Health Care		522,924,954
Industrials — 16.5%
Aerospace & Defense — 1.9%
Raytheon Co.	1,073,180	116,085,881
Air Freight & Logistics — 3.0%
C.H. Robinson Worldwide Inc.	1,201,120	89,951,877
United Parcel Service Inc., Class B Shares	865,140	96,177,614
Total Air Freight & Logistics		186,129,491
Commercial Services & Supplies — 1.8%
Waste Management Inc.	2,155,910	110,641,301
Electrical Equipment — 0.8%
Eaton Corp. PLC	700,000	47,572,000

See Notes to Financial Statements.

14	ClearBridge Equity Income Fund 2014 Annual Report

ClearBridge Equity Income Fund

Security	Shares	Value
Industrial Conglomerates — 6.6%
3M Co.	894,320	$146,954,662
General Electric Co.	5,361,680	135,489,654
United Technologies Corp.	1,124,290	129,293,350
Total Industrial Conglomerates		411,737,666
Road & Rail — 2.4%
Union Pacific Corp.	1,241,380	147,885,599
Total Industrials		1,020,051,938
Information Technology — 9.4%
Communications Equipment — 0.9%
QUALCOMM Inc.	787,230	58,514,806
Electronic Equipment, Instruments & Components — 0.5%
Corning Inc.	1,337,290	30,664,060
IT Services — 1.3%
Automatic Data Processing Inc.	997,810	83,187,420
Semiconductors & Semiconductor Equipment — 1.7%
Intel Corp.	1,989,930	72,214,560
Texas Instruments Inc.	601,160	32,141,019
Total Semiconductors & Semiconductor Equipment		104,355,579
Software — 3.8%
Microsoft Corp.	2,861,150	132,900,417
Oracle Corp.	2,200,000	98,934,000
Total Software		231,834,417
Technology Hardware, Storage & Peripherals — 1.2%
Apple Inc.	667,380	73,665,404
Total Information Technology		582,221,686
Materials — 6.7%
Chemicals — 4.8%
E.I. du Pont de Nemours & Co.	950,540	70,282,928
Ecolab Inc.	400,000	41,808,000
PPG Industries Inc.	385,470	89,101,390
Praxair Inc.	725,000	93,931,000
Total Chemicals		295,123,318
Metals & Mining — 0.6%
Freeport-McMoRan Inc.	1,659,460	38,764,986
Paper & Forest Products — 1.3%
International Paper Co.	1,491,090	79,892,602
Total Materials		413,780,906

See Notes to Financial Statements.

ClearBridge Equity Income Fund 2014 Annual Report	15

Schedule of investments (cont’d)

December 31, 2014

ClearBridge Equity Income Fund

Security		Shares	Value
Telecommunication Services — 3.8%
Diversified Telecommunication Services — 3.3%
AT&T Inc.		2,606,380	$87,548,304
Verizon Communications Inc.		2,385,916	111,613,150
Total Diversified Telecommunication Services			199,161,454
Wireless Telecommunication Services — 0.5%
Vodafone Group PLC, Sponsored ADR		944,716	32,280,946
Total Telecommunication Services			231,442,400
Utilities — 6.4%
Electric Utilities — 2.1%
Exelon Corp.		2,000,000	74,160,000
NextEra Energy Inc.		529,270	56,256,108
Total Electric Utilities			130,416,108
Gas Utilities — 1.2%
UGI Corp.		1,960,950	74,476,881
Multi-Utilities — 3.1%
CenterPoint Energy Inc.		2,287,790	53,602,920
National Grid PLC		2,009,680	28,649,648	(a)
Wisconsin Energy Corp.		2,000,000	105,480,000
Total Multi-Utilities			187,732,568
Total Utilities			392,625,557
Total Common Stocks (Cost — $4,136,452,796)			5,611,017,431

	Rate
Convertible Preferred Stocks — 0.3%
Financials — 0.3%
Banks — 0.3%
Wells Fargo & Co. (Cost — $15,253,320)	7.500%	14,406	17,467,203

		Shares/ Units
Master Limited Partnerships — 4.1%
Financials — 1.5%
Blackstone Group LP		2,800,000	94,724,000
Global Infrastructure — 2.6%
Brookfield Infrastructure Partners LP		2,412,840	101,025,611
Brookfield Renewable Energy Partners LP		1,207,749	37,319,839
Brookfield Renewable Energy Partners LP		799,920	24,741,525
Total Global Infrastructure			163,086,975
Total Master Limited Partnerships (Cost — $208,549,736)			257,810,975

See Notes to Financial Statements.

16	ClearBridge Equity Income Fund 2014 Annual Report

ClearBridge Equity Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — 0.0%
Finance America Net Interest Margin Trust, 2004-1 A (Cost — $73,449)	5.250%	6/27/34	$73,417	$1	(b)(c)(d)
Total Investments before Short-Term Investments (Cost — $4,360,329,301)				5,886,295,610

			Shares
Short-Term Investments — 4.6%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $280,804,390)	0.060%		280,804,390	280,804,390
Total Investments — 99.9% (Cost — $4,641,133,691#)				6,167,100,000
Other Assets in Excess of Liabilities — 0.1%				6,610,557
Total Net Assets — 100.0%				$6,173,710,557

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	The coupon payment on these securities is currently in default as of December 31, 2014.

(d)	Illiquid security (unaudited).

#	Aggregate cost for federal income tax purposes is $4,633,146,968.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

ClearBridge Equity Income Fund 2014 Annual Report	17

Statement of assets and liabilities

December 31, 2014

Assets:
Investments, at value (Cost — $4,641,133,691)	$6,167,100,000
Foreign currency, at value (Cost — $49)	42
Cash	1,897,690
Dividends receivable	9,635,191
Receivable for Fund shares sold	7,457,513
Prepaid expenses	138,240
Total Assets	6,186,228,676

Liabilities:
Payable for Fund shares repurchased	5,040,704
Investment management fee payable	3,705,697
Service and/or distribution fees payable	1,090,120
Trustees’ fees payable	72,700
Distributions payable	110
Accrued expenses	2,608,788
Total Liabilities	12,518,119
Total Net Assets	$6,173,710,557

Net Assets:
Par value (Note 7)	$3,044
Paid-in capital in excess of par value	4,697,446,684
Undistributed net investment income	8,827,247
Accumulated net realized loss on investments and foreign currency transactions	(58,529,247)
Net unrealized appreciation on investments and foreign currencies	1,525,962,829
Total Net Assets	$6,173,710,557

See Notes to Financial Statements.

18	ClearBridge Equity Income Fund 2014 Annual Report

Shares Outstanding:
Class 1	72,441,998
Class A	162,861,778
Class B	4,488,439
Class C	19,738,167
Class FI	3,300
Class R	58,351
Class I	44,852,122
Class IS	612

Net Asset Value:
Class 1 (and redemption price)	$20.24
Class A (and redemption price)	$20.23
Class B*	$19.92
Class C*	$19.98
Class FI (and redemption price)	$20.21
Class R (and redemption price)	$20.18
Class I (and redemption price)	$20.69
Class IS (and redemption price)	$20.70
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$21.46

*	Redemption price per share is NAV of Class B and Class C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

ClearBridge Equity Income Fund 2014 Annual Report	19

Statement of operations

For the Year Ended December 31, 2014

Investment Income:
Dividends	$168,684,360
Interest	175,624
Less: Foreign taxes withheld	(1,335,704)
Total Investment Income	167,524,280

Expenses:
Investment management fee (Note 2)	40,762,289
Service and/or distribution fees (Notes 2 and 5)	12,227,209
Transfer agent fees (Note 5)	8,895,899
Trustees’ fees	462,766
Fund accounting fees	389,903
Registration fees	169,384
Shareholder reports	141,720
Insurance	89,661
Audit and tax fees	68,496
Custody fees	33,797
Legal fees	28,597
Miscellaneous expenses	35,978
Total Expenses	63,305,699
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(845)
Net Expenses	63,304,854
Net Investment Income	104,219,426

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	179,342,686
REIT distributions	1,978,569
Foreign currency transactions	(12,325)
Net Realized Gain	181,308,930
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	416,919,439
Foreign currencies	(19,128)
Change in Net Unrealized Appreciation (Depreciation)	416,900,311
Net Gain on Investments and Foreign Currency Transactions	598,209,241
Increase in Net Assets from Operations	$702,428,667

See Notes to Financial Statements.

20	ClearBridge Equity Income Fund 2014 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2014	2013

Operations:
Net investment income	$104,219,426	$74,827,482
Net realized gain	181,308,930	209,486,187
Change in net unrealized appreciation (depreciation)	416,900,311	805,528,586
Increase in Net Assets from Operations	702,428,667	1,089,842,255

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(101,967,588)	(76,501,507)
Decrease in Net Assets from Distributions to Shareholders	(101,967,588)	(76,501,507)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	990,621,730	774,954,579
Reinvestment of distributions	91,242,222	73,662,321
Cost of shares repurchased	(833,898,229)	(785,008,385)
Increase in Net Assets from Fund Share Transactions	247,965,723	63,608,515
Increase in Net Assets	848,426,802	1,076,949,263

Net Assets:
Beginning of year	5,325,283,755	4,248,334,492
End of year*	$6,173,710,557	$5,325,283,755
*Includesundistributed net investment income of:	$8,827,247	$6,587,734

See Notes to Financial Statements.

ClearBridge Equity Income Fund 2014 Annual Report	21

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class 1 Shares[1]	2014	2013	2012	2011[2]

Net asset value, beginning of year	$18.25	$14.76	$13.27	$13.71

Income (loss) from operations:
Net investment income	0.39	0.30	0.33	0.28
Net realized and unrealized gain (loss)	1.98	3.49	1.50	(0.41)
Total income (loss) from operations	2.37	3.79	1.83	(0.13)

Less distributions from:
Net investment income	(0.38)	(0.30)	(0.34)	(0.31)
Total distributions	(0.38)	(0.30)	(0.34)	(0.31)

Net asset value, end of year	$20.24	$18.25	$14.76	$13.27
Total return[3]	13.11%	25.88%	13.85%	(0.84)%

Net assets, end of year (millions)	$1,466	$1,427	$1,252	$1,232

Ratios to average net assets:
Gross expenses	0.88%	0.91%	0.95%	1.05%[4]
Net expenses[5,6]	0.88	0.91	0.90 [7]	0.90 [4,7]
Net investment income	2.05	1.77	2.30	3.24 [4]

Portfolio turnover rate	14%	32%	23%	83%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 29, 2011 (inception date) to December 31, 2011.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, effective January 1, 2013, the total annual operating expenses for Class 1 shares did not exceed the total annual operating expenses for Class A. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Prior to January 1, 2013, the total annual operating expenses for Class 1 shares did not exceed the total annual operating expenses for Class A shares less the 12b-1 differential of 0.25%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	ClearBridge Equity Income Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$18.24	$14.75	$13.27	$12.76	$11.80

Income from operations:
Net investment income	0.34	0.25	0.29	0.36	0.40
Net realized and unrealized gain	1.98	3.50	1.49	0.54	0.98
Proceeds from settlement of a regulatory matter	—	—	—	—	0.02
Total income from operations	2.32	3.75	1.78	0.90	1.40

Less distributions from:
Net investment income	(0.33)	(0.26)	(0.30)	(0.39)	(0.44)
Total distributions	(0.33)	(0.26)	(0.30)	(0.39)	(0.44)

Net asset value, end of year	$20.23	$18.24	$14.75	$13.27	$12.76
Total return[2]	12.81%	25.61%	13.51%	7.14%	12.22%[3]

Net assets, end of year (millions)	$3,295	$2,939	$2,334	$2,067	$1,364

Ratios to average net assets:
Gross expenses	1.16%	1.18%	1.24%	1.27%	1.18%
Net expenses[4]	1.16 [5]	1.15 [6,7]	1.15 [6,7]	1.16 [6,7]	1.18
Net investment income	1.76	1.52	2.05	2.75	3.40

Portfolio turnover rate	14%	32%	23%	83%	60%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.05%. Class A received $2,130,903 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

As a result of an expense limitation arrangement, effective January 1, 2014, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, effective April 29, 2011 through December 31, 2013, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15% through December 31, 2013.

See Notes to Financial Statements.

ClearBridge Equity Income Fund 2014 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class B Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$17.96	$14.52	$13.07	$12.57	$11.63

Income from operations:
Net investment income	0.20	0.14	0.19	0.27	0.32
Net realized and unrealized gain	1.93	3.44	1.47	0.53	0.97
Proceeds from settlement of a regulatory matter	—	—	—	—	0.09
Total income from operations	2.13	3.58	1.66	0.80	1.38

Less distributions from:
Net investment income	(0.17)	(0.14)	(0.21)	(0.30)	(0.44)
Total distributions	(0.17)	(0.14)	(0.21)	(0.30)	(0.44)

Net asset value, end of year	$19.92	$17.96	$14.52	$13.07	$12.57
Total return[2]	11.91%	24.79%	12.80%	6.38%	12.28%[3]

Net assets, end of year (millions)	$89	$136	$155	$197	$164

Ratios to average net assets:
Gross expenses	1.92%	1.88%	1.94%	1.96%	1.85%
Net expenses[4]	1.92 [5]	1.82 [6,7]	1.82 [6,7]	1.82 [6,7]	1.85
Net investment income	1.09	0.86	1.36	2.10	2.70

Portfolio turnover rate	14%	32%	23%	83%	60%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 11.48%. Class B received $1,458,245 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

As a result of an expense limitation arrangement, effective January 1, 2014, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 2.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, effective April 29, 2011 through December 31, 2013, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.82% through December 31, 2013.

See Notes to Financial Statements.

24	ClearBridge Equity Income Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$18.02	$14.58	$13.12	$12.62	$11.67

Income from operations:
Net investment income	0.20	0.13	0.18	0.24	0.30
Net realized and unrealized gain	1.96	3.46	1.48	0.54	0.98
Proceeds from settlement of a regulatory matter	—	—	—	—	0.01
Total income from operations	2.16	3.59	1.66	0.78	1.29

Less distributions from:
Net investment income	(0.20)	(0.15)	(0.20)	(0.28)	(0.34)
Total distributions	(0.20)	(0.15)	(0.20)	(0.28)	(0.34)

Net asset value, end of year	$19.98	$18.02	$14.58	$13.12	$12.62
Total return[2]	12.03%	24.71%	12.67%	6.28%	11.31%[3]

Net assets, end of year (millions)	$394	$356	$274	$238	$235

Ratios to average net assets:
Gross expenses	1.85%	1.86%	1.93%	1.99%	1.99%
Net expenses[4]	1.85 [5]	1.86 [6]	1.93 [6]	1.96 [6,7]	1.99
Net investment income	1.07	0.81	1.28	1.89	2.59

Portfolio turnover rate	14%	32%	23%	83%	60%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 11.22%. Class C received $275,490 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

As a result of an expense limitation arrangement, effective January 1, 2014, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]

As a result of an expense limitation arrangement, effective April 29, 2011 through December 31, 2013, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95% through December 31, 2013.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Equity Income Fund 2014 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1]	2014	2013[2]

Net asset value, beginning of year	$18.24	$17.01

Income from operations:
Net investment income	0.30	0.14
Net realized and unrealized gain	2.00	1.28
Total income from operations	2.30	1.42

Less distributions from:
Net investment income	(0.33)	(0.19)
Total distributions	(0.33)	(0.19)

Net asset value, end of year	$20.21	$18.24
Total return[3]	12.70%	8.41%

Net assets, end of year (000s)	$67	$15

Ratios to average net assets:
Gross expenses	1.23%	1.32%[4]
Net expenses[5,6,7]	1.21	1.22 [4]
Net investment income	1.57	1.34 [4]

Portfolio turnover rate	14%	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 16, 2013 (inception date) to December 31, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

See Notes to Financial Statements.

26	ClearBridge Equity Income Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2014	2013	2012[2]

Net asset value, beginning of year	$18.23	$14.74	$13.66

Income from operations:
Net investment income	0.21	0.21	0.25
Net realized and unrealized gain	2.03	3.49	1.11
Total income from operations	2.24	3.70	1.36

Less distributions from:
Net investment income	(0.29)	(0.21)	(0.28)
Total distributions	(0.29)	(0.21)	(0.28)

Net asset value, end of year	$20.18	$18.23	$14.74
Total return[3]	12.40%	25.27%	10.02%

Net assets, end of year (000s)	$1,178	$176	$104

Ratios to average net assets:
Gross expenses	1.58%	1.71%	1.57%[4]
Net expenses[5,6,7]	1.47	1.45	1.45 [4]
Net investment income	1.12	1.24	1.89 [4]

Portfolio turnover rate	14%	32%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 2, 2012 (inception date) to December 31, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Prior to December 1, 2012, the expense limitation arrangement was 1.60%.

See Notes to Financial Statements.

ClearBridge Equity Income Fund 2014 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$18.65	$15.07	$13.55	$13.02	$12.03

Income from operations:
Net investment income	0.39	0.31	0.35	0.40	0.46
Net realized and unrealized gain	2.04	3.59	1.52	0.56	0.99
Total income from operations	2.43	3.90	1.87	0.96	1.45

Less distributions from:
Net investment income	(0.39)	(0.32)	(0.35)	(0.43)	(0.46)
Total distributions	(0.39)	(0.32)	(0.35)	(0.43)	(0.46)

Net asset value, end of year	$20.69	$18.65	$15.07	$13.55	$13.02
Total return[2]	13.18%	26.06%	13.89%	7.51%	12.39%

Net assets, end of year (millions)	$928	$467	$233	$142	$41

Ratios to average net assets:
Gross expenses	0.82%	0.86%	0.82%	0.83%	0.89%
Net expenses[3]	0.82 [4]	0.82 [5,6]	0.81 [5,6]	0.81 [5,6,7]	0.89 [7]
Net investment income	2.05	1.81	2.41	3.07	3.84

Portfolio turnover rate	14%	32%	23%	83%	60%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

As a result of an expense limitation arrangement, effective January 1, 2014, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, effective April 29, 2011 through December 31, 2013, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.83% through December 31, 2013.

[7]

As a result of an expense limitation arrangement, effective September 18, 2009 through April 29, 2011, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.10% through April 29, 2011.

See Notes to Financial Statements.

28	ClearBridge Equity Income Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2014	2013[2]

Net asset value, beginning of year	$18.65	$16.87

Income from operations:
Net investment income	0.41	0.23
Net realized and unrealized gain	2.03	1.77
Total income from operations	2.44	2.00

Less distributions from:
Net investment income	(0.39)	(0.22)
Total distributions	(0.39)	(0.22)

Net asset value, end of year	$20.70	$18.65
Total return[3]	13.21%	11.99%

Net assets, end of year (000s)	$13	$11

Ratios to average net assets:
Gross expenses	0.99%	1.06%[4]
Net expenses[5,6,7]	0.82	0.82 [4]
Net investment income	2.10	1.83 [4]

Portfolio turnover rate	14%	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 10, 2013 (inception date) to December 31, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the total annual operating expenses for Class IS shares did not exceed the total annual operating expenses for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

See Notes to Financial Statements.

ClearBridge Equity Income Fund 2014 Annual Report	29

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Equity Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

30	ClearBridge Equity Income Fund 2014 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge Equity Income Fund 2014 Annual Report	31

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Utilities	$363,975,909	$28,649,648	—	$392,625,557
Other common stocks	5,218,391,874	—	—	5,218,391,874
Convertible preferred stocks	17,467,203	—	—	17,467,203
Master limited partnerships	257,810,975	—	—	257,810,975
Asset-backed securities	—	1	—	1
Total long-term investments	$5,857,645,961	$28,649,649	—	$5,886,295,610
Short-term investments†	280,804,390	—	—	280,804,390
Total investments	$6,138,450,351	$28,649,649	—	$6,167,100,000

†	See Schedule of Investments for additional detailed categorizations.

For the year ended December 31, 2014, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At December 31, 2014, securities valued at $28,649,648 were temporarily transferred from Level 1 to Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

32	ClearBridge Equity Income Fund 2014 Annual Report

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investment and may result in a lack of correlation between their credit ratings and values.

(f) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund

ClearBridge Equity Income Fund 2014 Annual Report	33

Notes to financial statements (cont’d)

intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(g) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. Distributions received from the Fund’s investments in REITs generally are comprised of income, realized capital gains and return of capital. The Fund records investment income, realized capital gains and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains,

34	ClearBridge Equity Income Fund 2014 Annual Report

if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(12,325)	$12,325

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

ClearBridge Equity Income Fund 2014 Annual Report	35

Notes to financial statements (cont’d)

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays ClearBridge and Western Asset 70% of the net management fee it receives from the Fund.

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.20% for Class A shares, 2.20% for Class B shares, 2.00% for Class C shares, 1.25% for Class FI shares, 1.50% for Class R shares and 1.00% for Class I shares. Total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares and total annual fund operating expenses for Class 1 shares are not expected to exceed total annual fund operating expenses for Class A shares. These arrangements were effective as of January 1, 2014 for Class A, Class B, Class C and Class I shares and cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Prior to January 1, 2014, as a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets was not expected to exceed 1.15% for Class A shares, 1.82% for Class B shares, 1.95% for Class C shares and 0.83% for Class I shares.

During the year ended December 31, 2014, fees waived and/or expenses reimbursed amounted to $845.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

36	ClearBridge Equity Income Fund 2014 Annual Report

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2014, LMIS and its affiliates retained sales charges of $1,148,989 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2014, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$3,913	$33,992	$24,933

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of December 31, 2014, the Fund had accrued $9,270 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,266,374,221
Sales	772,420,589

At December 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,575,433,966
Gross unrealized depreciation	(41,480,934)
Net unrealized appreciation	$1,533,953,032

4. Derivative instruments and hedging activities

During the year ended December 31, 2014, the Fund did not invest in any derivative instruments.

ClearBridge Equity Income Fund 2014 Annual Report	37

Notes to financial statements (cont’d)

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C, Class FI and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C and Class R shares calculated at the annual rate of 0.50%, 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$2,106,476
Class A	$7,710,311	5,291,152
Class B	824,100	480,377
Class C	3,689,023	416,132
Class FI	131	128
Class R	3,644	2,536
Class I	—	599,066
Class IS	—	32
Total	$12,227,209	$8,895,899

For the year ended December 31, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	—
Class A	—
Class B	—
Class C	—
Class FI	$8
Class R	817
Class I	—
Class IS	20
Total	$845

38	ClearBridge Equity Income Fund 2014 Annual Report

6. Distributions to shareholders by class

	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Investment Income:
Class 1	$28,309,916	$24,293,734
Class A	52,995,492	41,929,133
Class B	969,554	1,302,513
Class C	3,832,469	2,848,519
Class FI	929	149	[1]
Class R	12,373	1,780
Class I	15,846,619	6,125,545
Class IS	236	134	[2]
Total	$101,967,588	$76,501,507

[1]	For the period May 16, 2013 (inception date) to December 31, 2013.

[2]	For the period April 10, 2013 (inception date) to December 31, 2013.

7. Shares of beneficial interest

At December 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class 1
Shares sold	—	—	5	$100
Shares issued on reinvestment	1,475,636	$28,384,325	1,446,959	24,293,738
Shares repurchased	(7,206,880)	(136,767,024)	(8,139,493)	(135,581,025)
Net decrease	(5,731,244)	$(108,382,699)	(6,692,529)	$(111,287,187)

Class A
Shares sold	21,710,559	$412,062,860	26,026,186	$434,128,707
Shares issued on reinvestment	2,715,655	52,196,385	2,458,532	41,226,791
Shares repurchased	(22,691,900)	(431,702,236)	(25,581,960)	(427,512,782)
Net increase	1,734,314	$32,557,009	2,902,758	$47,842,716

Class B
Shares sold	78,366	$1,458,322	149,971	$2,447,897
Shares issued on reinvestment	51,171	960,797	79,095	1,292,830
Shares repurchased	(3,231,196)	(60,096,333)	(3,328,523)	(54,664,520)
Net decrease	(3,101,659)	$(57,677,214)	(3,099,457)	$(50,923,793)

ClearBridge Equity Income Fund 2014 Annual Report	39

Notes to financial statements (cont’d)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares		Amount
Class C
Shares sold	3,024,123	$56,824,686	4,283,355		$70,742,297
Shares issued on reinvestment	189,111	3,575,748	160,869		2,648,521
Shares repurchased	(3,248,741)	(60,708,834)	(3,454,906)		(56,906,428)
Net increase (decrease)	(35,507)	$(308,400)	989,318		$16,484,390

Class FI
Shares sold	2,445	$45,000	798	[1]	$13,579	[1]
Shares issued on reinvestment	48	929	9	[1]	149	[1]
Net increase	2,493	$45,929	807	[1]	$13,728	[1]

Class R
Shares sold	56,142	$1,036,070	5,318		$89,564
Shares issued on reinvestment	284	5,496	107		1,780
Shares repurchased	(7,728)	(149,339)	(2,802)		(47,722)
Net increase	48,698	$892,227	2,623		$43,622

Class I
Shares sold	26,957,779	$519,194,792	15,782,546		$267,522,435
Shares issued on reinvestment	310,263	6,118,306	244,245		4,198,378
Shares repurchased	(7,435,265)	(144,474,463)	(6,444,687)		(110,295,908)
Net increase	19,832,777	$380,838,635	9,582,104		$161,424,905

Class IS
Shares sold	—	—	593	[2]	$10,000	[2]
Shares issued on reinvestment	11	$236	8	[2]	134	[2]
Net increase	11	$236	601	[2]	$10,134	[2]

[1]	For the period May 16, 2013 (inception date) to December 31, 2013.

[2]	For the period April 10, 2013 (inception date) to December 31, 2013.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$101,967,588	$76,501,507

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(56,709,303)
Other book/tax temporary differences(a)	(979,420)
Unrealized appreciation (depreciation)(b)	1,533,949,552
Total accumulated earnings (losses) — net	$1,476,260,829

40	ClearBridge Equity Income Fund 2014 Annual Report

*	During the taxable year ended December 31, 2014, the Fund utilized $ 180,788,435 of its capital loss carryforward available from prior years. As of December 31, 2014, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2016	$(2,565,303)
12/31/2017	(54,144,000)
$(56,709,303)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to the book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between the book and tax cost basis of partnership investments.

9. Subsequent event

At a Special Telephonic Meeting of the Board of Trustees held on February 18, 2015, the Board of Trustees approved a proposal from LMPFA, in conjunction with ClearBridge, the subadviser to the Fund, to change the name of the Fund and to revise the Fund’s investment objective. The proposed changes do not require a shareholder vote, but at least 60 days’ prior written notice will be provided to shareholders. It is expected that the changes to the Fund will become effective on or about May 1, 2015. The Fund is also changing its current policy to invest, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other investments with similar economic characteristics. Effective on or about May 1, 2015, the Fund will invest, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other investments with similar economic characteristics that pay dividends or are expected to initiate their dividends over time. In connection with this change in policy, the Fund’s name will change to “ClearBridge Dividend Strategy Fund.”

ClearBridge Equity Income Fund 2014 Annual Report	41

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of ClearBridge Equity Income Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Equity Income Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 18, 2015

42	ClearBridge Equity Income Fund 2014 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which ClearBridge Investments, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and

ClearBridge Equity Income Fund	43

Board approval of management and subadvisory agreements (unaudited) (cont’d)

other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and ClearBridge’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund Performance

The Board received and reviewed performance information for the Fund and for all retail and institutional equity income funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2014. The Fund performed better than the median performance of the funds in the Performance Universe for the three-year period, but performed below the median performance of the funds in the Performance Universe for the one-, five- and ten-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2014, which showed that the Fund’s performance was better than the Lipper

44	ClearBridge Equity Income Fund

category average during the third quarter and year-to-date period. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and ClearBridge were committed to providing the resources necessary to assist the Fund’s portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s absolute performance and with management’s efforts to improve the Fund’s performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement in effect for the Fund, which partially reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and ClearBridge charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of 17 retail front-end load equity income funds selected by Lipper as

ClearBridge Equity Income Fund	45

Board approval of management and subadvisory agreements (unaudited) (cont’d)

comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load equity income funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were higher than the median of management fees paid by the funds in the Expense Group and that the Fund’s Actual Management Fee was higher than the average management fee paid by the funds in the Expense Universe, and that the Fund’s total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group, but was lower than the average total expense ratio of the funds in the Expense Universe. The Trustees noted that the Fund’s total expense ratio was impacted by transfer agent costs that were higher than the average transfer agent costs of the funds in the Expense Group and the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than it would have been if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

46	ClearBridge Equity Income Fund

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

ClearBridge Equity Income Fund	47

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Equity Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

48	ClearBridge Equity Income Fund

Independent Trustees cont’d

Althea L. Duersten[3]
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (1993 to 2011)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

ClearBridge Equity Income Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (35 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

50	ClearBridge Equity Income Fund

Interested Trustee and Officer

Kenneth D. Fuller[4]
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and
Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

ClearBridge Equity Income Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

52	ClearBridge Equity Income Fund

Additional Officers cont’d

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Manager of Fund Administration at UBS Global Asset Management (prior to 2007)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Effective April 1, 2014, Ms. Duersten became a Trustee.

[4]	Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

ClearBridge Equity Income Fund	53

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2014:

Record date:	3/27/2014	6/26/2014	9/29/2014	12/22/2014
Payable date:	3/28/2014	6/27/2014	9/30/2014	12/23/2014
Ordinary income:
Qualified dividend income for individuals	100.00%	100.00%	100.00%	100.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations	100.00%	100.00%	100.00%	100.00%

Please retain this information for your records.

54	ClearBridge Equity Income Fund

ClearBridge

Equity Income Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten*

Kenneth D. Fuller

President

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

*	Effective April 1, 2014, Ms. Duersten became a Trustee.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agents

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge Equity Income Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Equity Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Equity Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain other closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0420 2/15 SR15-2415

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2013 and December 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $91,927 in December 31, 2013 and $92,342 in December 31, 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $6,000 in December 31, 2013 and $5,902 in December 31, 2014.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $7,700 in December 31, 2013 and $7,780 in December 31, 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2013 and December 31, 2014; Tax Fees were 100% and 100% for December 31, 2013 and December 31, 2014; and Other Fees were 100% and 100% for December 31, 2013 and December 31, 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2014

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: February 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: February 25, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: February 25, 2015